Exhibit 99.1

Media Contact:	Investor Relations Contact:
Jessica Miller	Heidi Flaherty
Advent Software, Inc.	Advent Software, Inc.
(415) 645-1668	(415) 645-1145
jmiller@advent.com	flaherty@advent.com

Advent Software Reports Fourth Quarter and Fiscal Year 2009 Results

Quarterly Revenue of $66 Million and Annual Contract Value of $9 Million

SAN FRANCISCO — February 1, 2010 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the fourth quarter and full year ended December 31, 2009.

“I’m extremely proud of our fourth quarter and 2009 financial results. Despite a very challenging environment in 2009, the strength of our business model enabled us to grow annual revenues, profits and operating cash flow,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “The breadth of our product portfolio and our customer focus had us well positioned for the renewed demand we experienced in the fourth quarter.”

FOURTH QUARTER AND FISCAL YEAR 2009 RESULTS

On October 1, 2009, the Company completed the sale of its New York-based subsidiary MicroEdge, Inc. to Vista Equity Partners.  All past and future reported results of the MicroEdge business are now reported as discontinued operations of the Company.

GAAP Results for Continuing Operations

The Company reported quarterly revenue from continuing operations of $66.3 million for the fourth quarter of 2009, compared to $66.5 million in the fourth quarter of 2008.  Total annual revenues from continuing operations for the year ended December 31, 2009 were $259.5 million, a 9% increase over the $237.9 million recorded in 2008.

Operating income from continuing operations for the fourth quarter of 2009 was $6.4 million, or 10% of revenue, up from $6.2 million or 9% of revenue for the fourth quarter of 2008. Operating income from continuing operations for the year ended December 31, 2009 was $27.9 million, or 11% of revenue, which represented an increase of 55% compared to $18.0 million, or 8% of revenue, for 2008.

Net income from continuing operations for the fourth quarter of 2009 was $4.3 million compared to $5.6 million from continuing operations in the fourth quarter of 2008.  Net income from continuing operations for the year ended December 31, 2009 was $20.8 million compared to $17.3 million for 2008, a 20% increase.

On a fully diluted basis, earnings per share from continuing operations in the fourth quarter of 2009 were $0.16 and represent a 23% decrease from $0.21 from continuing operations in the fourth quarter of 2008.  On a fully diluted basis, earnings per share from continuing operations for the year ended December 31, 2009 were $0.79 and represent a 26% increase compared to $0.62 per share for 2008.

Operating cash flow from continuing operations in the fourth quarter of 2009 was $20.8 million, compared with $20.2 million in the fourth quarter of 2008, a 3% increase.  Operating cash flow from continuing operations for the year ended December 31, 2009 was $72.4 million, compared with $70.3 million for 2008, a 3% increase.  Cash, cash equivalents and short and long-term marketable securities totaled $117.6 million as of December 31, 2009, compared to $45.1 million as of December 31, 2008.

Total deferred revenues from continuing operations were $146.1 million as of December 31, 2009, compared to $141.3 million from continuing operations as of December 31, 2008, a 3% increase.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income from continuing operations for the fourth quarter of 2009 was $11.8 million, or 18% of revenue.  This represents a 3% decrease compared to $12.2 million from continuing operations, or 18% of revenue, in the fourth quarter of 2008.  Non-GAAP operating income from continuing operations for the year ended December 31, 2009 was $51.0 million, or 20% of revenue.  This represents a 39% increase compared to non-GAAP operating income from continuing operations of $36.7 million, or 15% of revenue for 2008.

Non-GAAP diluted earnings per share from continuing operations were $0.28 in the fourth quarter of 2009 compared to $0.28 in the fourth quarter of 2008.  On a non-GAAP basis, diluted earnings per share from continuing operations were $1.23 for the year ended December 31, 2009, a 45% increase compared to $0.85 per share for 2008.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

GAAP Results for Discontinued Operations

Net income from discontinued operations for the fourth quarter of 2009 was $13.6 million compared to $0.6 million from discontinued operations in the fourth quarter of 2008. Net income from discontinued operations for the year ended December 31, 2009 was $16.1 million, compared to $1.6 million from discontinued operations for 2008. Net income from discontinued operations for the fourth quarter and fiscal 2009 included a post-tax gain of $13.6 million from the disposition of MicroEdge.

On a fully diluted basis, earnings per share from discontinued operations in the fourth quarter of 2009 were $0.50 compared to $0.02 from discontinued operations in the fourth quarter of 2008.  On a fully diluted basis, earnings per share from discontinued operations for the year ended December 31, 2009 were $0.61, compared to $0.06 from discontinued operations for 2008.

FOURTH QUARTER HIGHLIGHTS

•                  Stronger Bookings: The term license contracts signed in the fourth quarter of 2009 will contribute $8.9 million in annual contract value once they are fully implemented.

•                  Customer Momentum: Advent saw continued momentum in customer wins for Advent Portfolio Exchange® (APX) and Geneva®.  The Company signed 35 locally installed APX contracts in the fourth quarter, which, combined with the fourth quarter APX outsourcing contracts, brings the total number of global APX contracts signed to nearly 600.  Additionally, Advent signed 11 Geneva® contracts in the fourth quarter.

•                  Further Expansion into Asia Pacific: In the fourth quarter, Advent opened a new office in Beijing, China.  The office is staffed with more than 50 employees who were previously part of the Company’s contract workforce.  It is Advent’s largest office outside of North America.

•                  Received Buy-Side Technology Award: For the third consecutive year, Buy-Side Technology magazine named Geneva® ‘Best Buy-Side Portfolio Accounting Product.’

FINANCIAL GUIDANCE

Advent announces the following financial guidance for the first quarter and fiscal year 2010:

Guidance	Q1 2010 Continuing Operations	FY 2010 Continuing Operations
Total Revenue ($M)	$65-$67	$272-$280
GAAP Operating Margin	n/a	11%-12%
Amortization of Intangibles (% of revenue)	n/a	1%-2%
Stock Compensation Expense (% of revenue)	n/a	7%-8%
Non-GAAP Operating Margin	n/a	20%-21%
Operating Cash Flow ($M)	n/a	$77-$82
Capital Expenditures ($M)	n/a	$18-$22

INVESTOR CALL

Advent Software, Inc. will host its Q4 2009 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q4 2009 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 800-510-0219 and request conference ID #42966359.  A replay will be available through midnight, February 8, 2010, by calling 888-286-8010 and referencing conference ID #35959304.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, our revenue growth, market acceptance and demand for our products and new product releases, our competitive position, market conditions and their impact on our business, international expansion, and the momentum of the business, and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Geneva and Moxy are registered trademarks of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	December 31	December 31
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$57,877	$45,098
Short-term investments	31,273	—
Accounts receivable, net	44,246	46,564
Deferred taxes, current	15,081	12,458
Prepaid expenses and other	22,350	19,732
Current assets of discontinued operation	494	9,443

Total current assets	171,321	133,295
Property and equipment, net	33,945	39,150
Goodwill	144,827	143,044
Other intangibles, net	22,965	27,217
Long-term investments	28,995	500
Deferred taxes, long-term	40,502	54,166
Other assets	9,642	10,919
Noncurrent assets of discontinued operation	2,095	11,303

Total assets	$454,292	$419,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,708	$5,312
Accrued liabilities	31,066	25,781
Deferred revenues	140,186	135,217
Income taxes payable	1,616	978
Current liabilities of discontinued operation	719	13,953

Total current liabilities	178,295	181,241
Long-term debt	—	25,000
Deferred revenues, long-term	5,879	6,083
Other long-term liabilities	12,969	10,072
Noncurrent liabilities of discontinued operation	5,115	1,375

Total liabilities	202,258	223,771

Stockholders’ equity:
Common stock	259	257
Additional paid-in capital	386,623	365,351
Accumulated deficit	(145,584)	(176,484)
Accumulated other comprehensive income	10,736	6,699

Total stockholders’ equity	252,034	195,823

Total liabilities and stockholders’ equity	$454,292	$419,594

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended December 31		Twelve Months Ended December 31
	2009	2008	2009	2008

Net revenues:
Term license, maintenance and other recurring	$56,343	$53,111	$222,759	$191,444
Perpetual license fees	3,642	5,323	11,275	16,808
Professional services and other	6,348	8,055	25,474	29,632

Total net revenues	66,333	66,489	259,508	237,884

Cost of revenues (1):
Term license, maintenance and other recurring	12,094	12,217	46,823	43,798
Perpetual license fees	72	120	327	488
Professional services and other	6,587	8,819	29,777	34,158
Amortization of developed technology	1,473	1,380	5,618	3,061

Total cost of revenues	20,226	22,536	82,545	81,505

Gross margin	46,107	43,953	176,963	156,379

Operating expenses (1):
Sales and marketing	16,200	15,648	62,738	57,939
Product development	12,915	11,580	48,443	42,897
General and administrative	10,175	9,671	36,107	35,887
Amortization of other intangibles	351	439	1,666	1,160
Acquired in-process technology	—	400	—	400
Restructuring charges	38	5	130	101

Total operating expenses	39,679	37,743	149,084	138,384

Income from continuing operations	6,428	6,210	27,879	17,995
Interest income and other income (expense), net	(345)	(455)	1,240	3,178

Income from continuing operations before income taxes	6,083	5,755	29,119	21,173
Provision for income taxes	1,733	119	8,345	3,857

Net income from continuing operations	$4,350	$5,636	$20,774	$17,316

Discontinued operation:
Net income from discontinued operation (net of applicable taxes of $4,230, $402, $5,639 and $1,097, respectively)	13,610	557	16,109	1,579

Net income	$17,960	$6,193	$36,883	$18,895

Basic net income per share:
Continuing operations	$0.17	$0.21	$0.82	$0.65
Discontinued operation	0.53	0.02	0.63	0.06
Total operations	$0.70	$0.23	$1.45	$0.71

Diluted net income per share:
Continuing operations	$0.16	$0.21	$0.79	$0.62
Discontinued operation	0.50	0.02	0.61	0.06
Total operations	$0.67	$0.23	$1.39	$0.68

Weighted average shares used to compute net income per share:
Basic	25,736	26,478	25,450	26,640
Diluted	26,974	26,781	26,454	27,893

(1) Includes stock-based employee compensation expense as follows:

Cost of term license, maintenance and other recurring revenues	$364	$376	$1,697	$1,283
Cost of professional services and other revenues	302	347	1,269	1,086
Total cost of revenues	666	723	2,966	2,369

Sales and marketing	1,125	1,390	5,390	4,706
Product development	1,216	1,032	4,857	3,815
General and administrative	1,180	1,180	4,949	5,218
Total operating expenses	3,521	3,602	15,196	13,739

Total stock-based employee compensation expense	$4,187	$4,325	$18,162	$16,108

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Twelve Months Ended December 31
	2009	2008
Cash flows from operating activities:
Net income	$36,883	$18,895
Adjustment to net income for discontinued operation	(16,109)	(1,579)
Net income from continuing operations	20,774	17,316

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	18,162	16,108
Depreciation and amortization	16,692	12,657
Acquired in-process research and development	—	400
Loss on dispositions of fixed assets	94	6
Provision for doubtful accounts	215	611
Provision for sales returns	315	219
Gain on investments	(2,056)	(3,393)
Deferred income taxes	8,129	3,060
Other	199	(126)
Effect of statement of operations adjustments	41,750	29,542
Changes in operating assets and liabilities:
Accounts receivable	2,094	(2,658)
Prepaid and other assets	(1,906)	(588)
Accounts payable	(262)	1,147
Accrued liabilities	7,829	(3,489)
Deferred revenues	4,450	29,409
Income taxes payable	(2,301)	(342)
Effect of changes in operating assets and liabilities	9,904	23,479

Net cash provided by operating activities from continuing operations	72,427	70,337

Cash flows from investing activities:
Net cash used in acquisitions	(200)	(27,775)
Purchases of property and equipment	(4,575)	(21,851)
Capitalized software development costs	(2,893)	(2,307)
Purchases of marketable securities	(60,000)	—
Proceeds from sale of private equity investments	2,056	3,393
Proceeds from disposition of fixed assets	37	—
Change in restricted cash	611	(248)

Net cash used in investing activities from continuing operations	(64,964)	(48,788)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	8,637	6,095
Withholding taxes related to equity award net share settlement	(2,196)	(2,078)
Proceeds from common stock issued under the employee stock purchase plan	5,621	5,018
Repurchase of common stock	(14,578)	(61,572)
Proceeds from long term borrowing	—	25,000
Repayment of long-term borrowing	(25,000)	—
Excess tax benefits from stock-based compensation	499	263

Net cash used in financing activities from continuing operations	(27,017)	(27,274)

Net cash transferred from discontinued operation	31,959	2,707

Effect of exchange rate changes on cash and cash equivalents	374	(693)

Net change in cash and cash equivalents from continuing operations	12,779	(3,711)
Cash and cash equivalents of continuing operations at beginning of period	45,098	48,809

Cash and cash equivalents of continuing operations at end of period	$57,877	$45,098

	Twelve Months Ended December 31
	2009	2008
Supplemental disclosure of cash flow information
Cash flow from discontiued operation:
Net cash provided by operating activities	$2,621	$6,650
Net cash provided by (used in) investing activities	26,358	(1,417)
Net cash transferred to continuing operations	(31,959)	(2,708)
Effect of exchange rates on cash and cash equivalents	(7)	(52)
Net change in cash and cash equivalents from discontinued operations	(2,987)	2,473
Cash and cash equivalents of discontinued operation at beginning of period	3,253	780
Cash and cash equivalents of discontinued operation at end of period	$266	$3,253

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended December 31, 2009 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$46,107	70%	$6,428	10%	$4,350

Amortization of acquired developed technology	782		782		782
Amortization of other acquired intangibles	—		351		351
Stock-based compensation - cost of revenues	666		666		666
Stock-based compensation - operating expenses	—		3,521		3,521
Restructuring charges	—		38		38
Income tax adjustment for non-GAAP (1)	—		—		(2,271)

Non-GAAP	$47,555	72%	$11,786	18%	$7,437

Diluted net income per share
GAAP					$0.16
Non-GAAP					$0.28

Shares used to compute diluted net income per share					26,974

	Three Months Ended December 31, 2008 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$43,953	66%	$6,210	9%	$5,636

Amortization of acquired developed technology	782		782		782
Amortization of other acquired intangibles	—		439		439
Stock-based compensation - cost of revenues	723		723		723
Stock-based compensation - operating expenses	—		3,602		3,602
Restructuring charges	—		5		5
Acquired in-process research and development	—		400		400
Income tax adjustment for non-GAAP (1)	—		—		(3,978)

Non-GAAP	$45,458	68%	$12,161	18%	$7,609

Diluted net income per share
GAAP					$0.21
Non-GAAP					$0.28

Shares used to compute diluted net income per share					26,781

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2009 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$176,963	68%	$27,879	11%	$20,774

Amortization of acquired developed technology	3,128		3,128		3,128
Amortization of other acquired intangibles	—		1,666		1,666
Stock-based compensation - cost of revenues	2,966		2,966		2,966
Stock-based compensation - operating expenses	—		15,196		15,196
Restructuring charges	—		130		130
Investment gain	—		—		(2,056)
Income tax adjustment for non-GAAP (1)	—		—		(9,207)

Non-GAAP	$183,057	71%	$50,965	20%	$32,597

Diluted net income per share
GAAP					$0.79
Non-GAAP					$1.23

Shares used to compute diluted net income per share					26,454

	Twelve Months Ended December 31, 2008 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$156,379	66%	$17,995	8%	$17,316

Amortization of acquired developed technology	938		938		938
Amortization of other acquired intangibles	—		1,160		1,160
Stock-based compensation - cost of revenues	2,369		2,369		2,369
Stock-based compensation - operating expenses	—		13,739		13,739
Restructuring charges	—		101		101
Acquired in-process research and development	—		400		400
Investment gain	—		—		(3,393)
Income tax adjustment for non-GAAP (1)	—		—		(8,913)

Non-GAAP	$159,686	67%	$36,702	15%	$23,717

Diluted net income per share
GAAP					$0.62
Non-GAAP					$0.85

Shares used to compute diluted net income per share					27,893

(1)          The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2010
	Continuing Operations
	Operating Income %

Projected GAAP	11%	to	12%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	1%	to	2%
Projected stock based compensation adjustment	7%	to	8%

Projected non-GAAP	20%	to	21%